Exhibit 10.3.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE 1 OF 5 PAGES

2. AMENDMENT/MODIFICAITON NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicble)
0003	01/28/08		

6. ISSUED BY CODE	7. ADMINISTERED BY (If other than Item 6) CODE
FCC/Contracts and Purchasing Center 445 12th Street., SW Washington, DC 20554	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	
Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166		9A. AMENDMENT OF SOLICIATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. CON07000005
CODE / FACILITY CODE		10B. DATED (SEE ITEM 11) 08/15/07

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)By completing items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required)

No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
x	D. OTHER (Specify type of modification and authority) FAR 43.103(a)(3), Mutual Agreement

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this no additional cost modification is to update and provide clarifications to some specific areas of the Performance Work Statement/Technical Requirements Document. Accordingly, see following pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		Anthony S. Wimbush	
15B. Digitally signed by Amy Putnam DN: cn=Amy Putnam, c=US, o=Neustar, ou=Pooling, email=amy.putnam@neustar.biz Date: 2008.01.30 10:04:54 -05'00' (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Contract No. CON07000005
Modification No. Three (3)

1. Reference Section C, Description/Specifications/Work Statement, C.1, Performance WorkStatement/Technical Requirements.
a.	The language in Section 2.14.1, Pool Inventory Level, is revised and updated. Accordingly, Section 2.14.1 is revised to read, in its entirety, as follows:
2.14.1 Pool Inventory Level
The quantity of thousand blocks that need to be maintained in the inventory pool should be determined using the following criteria:
•	The anticipated assignment rate of thousand blocks from the inventory pool

•	No more than a six-month inventory level

•	The PA’s analysis on all forecasts filed for each rate area inventory pool

The PA should make every attempt to have a sufficient quantity of blocks available for assignment to satisfy demand.
b.	The language in Section 2.16.2, Block Application Supporting Data, is revised and updated. Accordingly, Section 2.16.2 is revised to read, in its entirety, as follows:
2.16.2 Block Application Supporting Data
Service providers are required to furnish Months to Exhaust (MTE) worksheets with each growth application. The contractor shall be responsible for assessing the block applicant’s application to verify that it meets all requirements in order to have a block(s) assigned.
At a minimum:
1. Block applicants shall be licensed or certified to operate in the rate area, and, if required, demonstrate that all applicable regulatory requirements have been met (e.g., facilities readiness criteria).
2. Block applicants shall submit Months to Exhaust (MTE) for telephone numbers (TNs) with growth block applications.

Contract No. CON07000005
Modification No. Three (3)

3. Block applicants shall all have filed a current NRUF for the associated requested rate area and/or NPA with the NANPA, and a current pooling forecast with the PA.
4. Block applicants shall be confirmed by the PA with the NANPA that the service provider is in good standing and that no known ineligibility conditions exist (or are under investigation) in the pooling area in which the service provider is seeking resources prior to assigning resources to that service provider.
c.	The language in Section 2.17.1, Forecast, is revised and updated. Accordingly, Section 2.17.1 is revised to read, in its entirety, as follows:
2.17.1 Forecast
The contractor shall use service providers’ forecast data to size and manage each rate area pool and shall pass this data on to the NANPA.
Service providers participating in pooling shall submit forecasted demand reports semi-annually to the contractor. The contractor shall use this data to size and manage each rate area pool and shall pass this data on to the NANPA using Form 502.
d.	The language in Section 2.17.2, Data Request Dates, is revised and updated. Accordingly, Section 2.17.2 is revised to read, in its entirety, as follows:
2.17.2 Data Request Dates
The NRUF data request shall be consistent with the NRUF reporting dates. The NANPA shall receive at least semi-annually from the contractor pooling forecast data submitted by service providers pursuant to the INC Guidelines
e.	The language in Section 2.21.3, Reports and Document Distribution, is revised and updated. Accordingly, Section 2.21.3 is revised to read, in its entirety, as follows:
2.21. 3 Report and Document Distribution
Requested information and reports for external distribution shall be distributed within three business days after receipt of the request. The pooling administration system shall be capable of quick processing of raw data into report format to ensure timely disbursement.

Contract No. CON07000005
Modification No. Three (3)

f.	The language in Section 2.22.4.5, Reporting, is revised and updated. Accordingly, Section 2.22.4.5 is revised to read, in its entirety, as follows:
2.22.4.5 Reporting
•	Annual Report

•	Quarterly Pooling metrics report

•	Bi-annual Forecasted demand report.

•	Rate area inventory pool report.

•	Pooling matrices report.

•	Monthly report to the FCC on thousands-block pooling assignments.

•	Monthly report to the FCC on system performance.

•	Monthly report to the FCC on staffing.

•	Monthly report to the FCC on the number of ad hoc reports generated.
g.	The language in Section 3.1.5, Mechanized Interface with NANPA, is revised and updated. Accordingly, Section 3.1.5 is revised to read, in its entirety, as follows:
3.1.5 Mechanized Interface with NANPA
The contractor will work with the NANPA to establish within six months from the beginning of the term of this contract, a functional mechanized interface between the two administration systems, PAS & the NANP Administration System (NAS), that allows for the passing of information between the two administration systems and where appropriate, from SPs to the NANPA via the PA administration system and visa versa.
The interface shall at a minimum provide individually for each of the following transactions:
•	non-pooled NXXs in pooling areas

•	LRN/LERG Assignee

•	NXX Voluntary Return/Abandoned Code Reassignment

•	Part 1

•	Part 3

•	Part 4

•	NANPA NRUF Forecast On File

•	Aggregate pool MTE

•	Red Light Rule daily listing

•	SP status and eligibility to be assigned resources

•	LRN Forecast

Contract No. CON07000005
Modification No. Three (3)

•	full NXX applications (see Section 3.1.3, Reference 3 above),

•	receipt by the PA of the NANPA Part 3 for full NXX assignments in pooling,

•	PA forecast assessments.
h.	For the abovementioned changes to a, b, c, d, e, f, and, g, respectively, see attached Replacement Pages 29, 31, 33, 40, 42, 46, and 47.
2.	Summary Recapitulation:

a. Contract Award (Base Period):	$4,544,966.00
b. Modification No. 1 (Admin):	0.00
c. Modification No. 2 (COP #1):	26,825.00
d. Modification No. 3 (Admin):	0.00

Total (to date):	$4,571,791.00

FCC Contract No. CON07000005
WESTERN REGION: Washington, Oregon, Montana, Idaho, Utah, Arizona, Wyoming, Colorado, New Mexico, North Dakota, South Dakota, Nebraska, Minnesota, Iowa, Alaska
SOUTHEAST REGION: Kentucky, Tennessee, North Carolina, South Carolina, Louisiana, Mississippi, Alabama, Georgia, Florida, Puerto Rico
NORTHEAST REGION: Maine, New Hampshire, Vermont, Connecticut, Rhode Island, New York, Massachusetts
2.14 Industry Inventory Pool
The contractor shall be responsible for all activities associated with the industry inventory pool establishment and on-going maintenance.
The objective of the industry inventory pool shall be to maintain sufficient blocks of 1,000 numbers to ensure that all participating service providers’ requirements can be met.
2.14.1 Pool Inventory Level
The quantity of thousand blocks that need to be maintained in the inventory pool should be determined using the following criteria:
•	The anticipated assignment rate of thousand blocks from the inventory pool

•	No more than a six-month inventory level

•	The PA’s analysis on all forecasts filed for each rate area inventory pool
The PA should make every attempt to have a sufficient quantity of blocks available for assignment to satisfy demand.
2.15 Industry Inventory Pool Establishment Timeline
The contractor shall be responsible for developing the inventory pool implementation timeline in consultation with the industry. This timeline contains all the steps and dates that participating service providers shall be required to meet in order to implement thousands-block number pooling in a designated pooling rate area.
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FCC Contract No. CON07000005
2.16.1 Application Submittals
Block applications shall be transmittable through the Pooling Administration System (PAS) which can be found on the vendor’s website, or via email.
In addition, the contractor shall be capable of supporting block application(s) by facsimile.
2.16.2 Block Application Supporting Data
Service providers are required to furnish Months to Exhaust (MTE) worksheets with each growth application. The contractor shall be responsible for assessing the block applicant’s application to verify that it meets all requirements in order to have a block(s) assigned.
At a minimum:
1. Block applicants shall be licensed or certified to operate in the rate area, and, if required, demonstrate that all applicable regulatory requirements have been met (e.g., facilities readiness criteria).
2. Block applicants shall submit Months to Exhaust (MTE) for telephone numbers (TNs) with growth block applications.
3. Block applicants shall all have filed a current NRUF for the associated requested rate area and/or NPA with the NAN PA, and a current pooling forecast with the PA.
4. Block applicants shall be confirmed by the PA with the NANPA that the service provider is in good standing and that no known ineligibility conditions exist (or are under investigation) in the pooling area in which the service provider is seeking resources prior to assigning resources to that service provider.
2.16.3 Source
Applications shall be assigned from both contaminated (10% or less) and non-contaminated inventoried pooled blocks.
Contamination occurs when at least one telephone number within a donated thousand block is not available for assignment to customers of the block holder.
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FCC Contract No. CON07000005
provide all other information and referral contacts to requesting parties within a timeframe that is agreed upon between the PA and the requesting party based upon the urgency of the failure. The PA may be asked to contact and/or provide proprietary information to the owner of the information if for example, the only way to contact or view the proprietary information was by the PA contacting the party and asking them to call and/or cooperate with others who need information that they themselves can only provide for the purposes of resolving a failure.
2.16.9 Notification
The contractor shall notify the NPAC of all block assignments to ensure that the appropriate porting activity and industry notification occurs.
2.17 Management of the Pool Inventory
The contractor shall maintain a six-month inventory pool for each rate area in order to meet the forecasted resource needs of participating service providers.
2.17.1 Forecast
The contractor shall use service providers’ forecast data to size and manage each rate area pool and shall pass this data on to the NANPA.
Service providers participating in pooling shall submit forecasted demand reports semi-annually to the contractor. The contractor shall use this data to size and manage each rate area pool and shall pass this data on to the NANPA using Form 502.
2.17.2 Data Request Dates
The NRUF data request shall be consistent with the NRUF reporting dates. The contractor shall request at least semi-annually from the NANPA number resource utilization and forecast NRUF data submitted by service providers pursuant to the FCC’s mandatory reporting requirement.
2.17.3 Forecast Analysis
The contractor shall perform an analysis on all forecasts filed for each rate area inventory pool.
This analysis shall be used by the Pool Administrator to ensure that there are adequate blocks available to meet the expected applications from participating service providers in each rate area pool inventory.
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FCC Contract No. CON07000005
2.21.2 Pooling Matrices Report
The contractor shall be required to complete a pooling matrices report that contains pooling information to be used in assessing the status of pooling by NPA/Rate Area. An illustration of such a matrix is included in Appendix D. This form and its content are subject to change and shall be completed by the contractor quarterly and forwarded to the FCC.
2.21.3 Report and Document Distribution
Requested information and reports for external distribution shall be distributed within three business days after receipt of the request. The pooling administration system shall be capable of quick processing of raw data into report format to ensure timely disbursement.
2.22 Performance Measurements (Also see Required Performance Metrics in 5.0)
There are several ways that performance will be measured. Each derives input from different sources and, therefore, no single item should be considered of greater or lesser value than the others.
2.22.1 Assessment Period
On at least an annual basis, the FCC or its designee shall formally assess the performance of the contractor.
2.22.2 Remedial Action
The contractor shall be required to implement any remedial action to correct any identified performance problems within 30 calendar days.
2.22.3 Pooling Administration Quality Assurance (QA)
The performance monitoring process shall include, but not be limited to, internal, documented performance monitoring mechanisms to be developed and implemented by the contractor and made available to the industry through the FCC.
The contractor’s QA plan, required following contract award, shall follow the format, where applicable, of Appendix B, Reference 21, IEEE Standard for Software Quality Assurance Plans.
The contractor is required to have its representative(s) participate in a monthly call with the NANC or its designated oversight working group. The primary activities will
Replacement Page 40

2.22.4.3 Communications
•	Phone Calls
O	Received

O	Not Returned by Next Business Day
•	General inquiries or questions made outside the normal business hours Not Returned by Next Business Day
2.22.4.4 Forecasting data on a per-state basis
•	Quantity of Rate Center Pools

•	Quantity of NXXs Applied for by SPs for Pool Replenishment

•	Quantity of Rate Centers with Less than a 6-month supply
2.22.4.5 Reporting
•	Annual Report

•	Quarterly Pooling metrics report

•	Bi-annual Forecasted demand report

•	Rate area inventory pool report

•	Pooling matrices report

•	Monthly report to the FCC on thousands-block pooling assignments

•	Monthly report to the FCC on system performance

•	Monthly report to the FCC on staffing

•	Monthly report to the FCC on the number of ad hoc reports generated
2.22.4.6 Application Processing on a monthly basis
•	Total applications processed
•	# of applications not processed in 7 calendar days
•	# of block assignments made

•	# of change requests to existing blocks

•	# of requests to cancel

•	# of block disconnect requests

•	# of block requests denied

•	# of blocks reclaimed

•	# of block reservation requests
2.22.4.7 Reserved
2.22.4.8 Reserved
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FCC Contract No. CON07000005
•	Part 4 PA — Confirmation of Code In Service (Submitted by the Pooling Administrator)
3.1.4 Automated Data Output Capabilities
The contractor shall accommodate automated data output via File Transfer Protocol (FTP) to service providers when transmitting data from Appendix B, Reference 2, INC TBPAG, Attachment 3/Part 3, and other industry forms/data or reports.
The contractor shall ensure that the system is capable of the following items:
•	Denied requests will generate a Part 3 with all of the information pertaining to the specific request listed and the reason for the denial in the remarks field of the Part 3.

•	OCN names are current as published in the LERG. This will ensure that any changes due to merger/acquisition are reflected in the system automatically. SPs will not have to notify the PA of the changes.

•	All request information is viewable on the screen when the SP is submitting a request (e.g.. fields should allow for all characters to be viewed on the working screen)..

•	Give SPs the option of requesting different effective dates on various blocks of a multiple block submission. This will help SPs when the Part 4s are due.

•	For system generated emails on block submissions, include the PAS Tracking Number as part of the subject line. This will help SPs identify which request the email pertains to.
3.1.5 Mechanized Interface with NANPA
The contractor will work with the NANPA to establish within six months from the beginning of the term of this contract, a functional mechanized interface between the two administration systems, PAS & the NANP Administration System (NAS), that allows for the passing of information between the two administration systems and where appropriate, from SPs to the NANPA via the PA administration system and visa versa.
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FCC Contract No. CON07000005
The interface shall at a minimum provide individually for each of the following transactions:
•	non-pooled NXXs in pooling areas

•	LRN/LERG Assignee

•	NXX Voluntary Return/Abandoned Code Reassignment

•	Part 1

•	Part 3

•	Part 4

•	NANPA NRUF Forecast on File

•	Aggregate pool MTE

•	Red Light Rule daily listing

•	SP status and eligibility to be assigned resources

•	LRN Forecast

•	full NXX applications (see Section 3.1.3, Reference 3 above),

•	receipt by the PA of the NANPA Part 3 for full NXX assignments in pooling,

•	SP forecast information provide to NANPA via the NRUF process,

•	PA forecast assessments.
3.1.6 Alternative Data Capabilities
The contractor shall support fax and email submissions related to thousands-block documentation (e.g., applications, forecast reports, etc.).
3.2 Characteristics
The pooling administration system shall utilize electronic commerce type functionality.
The system shall allow efficient user interaction and file transfer.
3.3 System Reliability, Availability, Capacity, and Performance
The pooling administration system shall possess high reliability and allow for economical and efficient system expansion.
The pooling system shall, at a minimum, adhere to the following availability and reliability requirements:
•	Available 24 hours, 7 days a week

•	Availability shall meet or exceed 99.9% of scheduled up time
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